UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

              CURRENT REPORT Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of report (Date of earliest event reported): December 7, 2004
                                                         ----------------

                Exact names of registrants as specified in
                their charters, state of incorporation,        IRS Employer
Commission      address of principal executive offices,        Identification
File Number     and telephone number                           Number
--------------------------------------------------------------------------------
1-15929         PROGRESS ENERGY, INC.                          56-2155481
                410 South Wilmington Street
                Raleigh, North Carolina 27601-1748
                Telephone:  (919) 546-6111
                State of Incorporation:  North Carolina

1-8349          FLORIDA PROGRESS CORPORATION                   59-2147112
                410 South Wilmington Street
                Raleigh, North Carolina 27601-1748
                Telephone:  (919) 546-6111
                State of Incorporation:  Florida

1-3382          CAROLINA POWER & LIGHT COMPANY                 56-0165465
                d/b/a Progress Energy Carolinas, Inc.
                410 South Wilmington Street
                Raleigh, North Carolina 27601-1748
                Telephone:  (919) 546-6111
                State of Incorporation:  North Carolina

1-3274          FLORIDA POWER CORPORATION                      59-0247770
                d/b/a Progress Energy Florida, Inc.
                100 Central Avenue
                St. Petersburg, Florida 33701-3324
                Telephone:  (727) 820-5151
                State of Incorporation:  Florida


                                      None
--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This combined Form 8-K is filed separately by four registrants: Progress Energy, Inc., Florida Progress Corporation, Carolina Power & Light Company d/b/a Progress Energy Carolinas, Inc. and Florida Power Corporation d/b/a Progress Energy Florida, Inc. Information contained herein relating to any individual registrant is filed by such registrant solely on its own behalf, and is not, and shall not be deemed to be filed or disclosed by any other registrant listed above.



Section 1 - Registrant's Business and Operations

Item 1.01 Entry into a Material Definitive Agreement.

On December 7, 2004, the Organization and Compensation Committee of the Board of Directors (the "Committee") of Progress Energy, Inc. (the "Company") approved certain amendments to certain of the Company's compensation plans. The amendments, which are described below, will become effective on January 1, 2005.

Performance Share Sup-Plan ("PSSP")

The Committee approved the following amendments to the Company's PSSP:

     (i) each December, the Committee will determine the appropriate peer group of utilities that will be used for the following year's award in computing the performance multipliers that are used to calculate the number of vested performance shares in each PSSP participant's account at the end of the three year performance period;

     (ii) the two highest and two lowest performing utilities within the peer group shall be excluded for purposes of determining peer group performance;

     (iii)awards that are paid out following an executive's retirement shall be adjusted similar to other awards of other executives, except the award would not accrue dividends during the period from the executive's retirement date to the time of regular payment of the award at the end of the three year performance period; and

     (iv) distributions to key employees must be delayed until at least six (6) months after a separation from service termination event, including retirement.

The Company recently ceased granting stock options. Effective January 1, 2005, long-term incentive compensation that was previously awarded to employees in the form of stock options will be awarded pursuant to the PSSP. As a result, the number of PSSP participants will increase. Also effective January 1, 2005, awards granted pursuant to the PSSP will be payable in Company common stock rather than in cash, and only individuals who are employed as Department Heads or in higher level positions will be eligible to defer payment of their PSSP awards.

Amended Management Incentive Compensation Plan ("MICP")

The Committee also approved amendments to the Company's MICP that:

          (i) eliminate award threshold performance requirements related to the Company's EBITDA growth and return on common equity, and rely, instead, on the establishment of appropriate threshold, target and outstanding level goals to determine award eligibility;

          (ii) provide that the fund available for MICP awards will be determined primarily by corporate financial performance, including the Company's earnings per share, legal entity EBITDA, and the achievement of "target" level goals under the Company's Employee Cash Incentive Plan, with the Committee designated to approve threshold, target and outstanding levels for the Company's on-going earnings per share and legal entity EBITBA at the beginning of each calendar year;

          (iii)eliminate the Individual/Non-Corporate component of awards, and provide that MICP awards will be allocated based upon management's determination of each participant's individual performance and leadership ratings; and

          (iv) provide that deferral elections must be made prior to the beginning of the year in which the award is earned; no changes in award form (lump sum versus annual installments) or distribution dates are allowed; and distributions to "key employees" must be delayed until at least six months after a separation from service termination event, including retirement. The changes related to deferrals apply only to awards deferred after December 31, 2004.


The Amended Management Incentive Compensation Plan is filed as Exhibit 10(i) to this Current Report on Form 8-K.

Management Deferred Compensation Plan ("MDCP")

In addition, the Committee approved amendments to the Company's MDCP that are required for compliance with the American Jobs Creation Act of 2004. The approved amendments apply to amounts deferred after December 31, 2004, and provide that:

          o    no changes in the distribution dates for awards will be allowed;

          o no changes in the form of distribution (i.e. lump sum versus annual installments) will be allowed;

          o the distribution of deferred balances to key employees must be delayed until at least six months after a separation from service termination event, including retirement; and

          o    the acceleration of award payments is prohibited.

                                   * * * * *

On December 8, 2004, the Board of Directors (the "Board") of the Company approved certain amendments to other non-qualified deferred compensation plans in which the Company's executives and/or directors are eligible to participate. Many of the changes were necessitated by the American Jobs Creation Act of 2004. The amendments that were approved by the Board will become effective on January 1, 2005, and are described below.

Supplemental Senior Executive Retirement Plan

The amendment provides that distributions to key employees must be delayed until at least six months after a separation from service termination event, including retirement, but excluding death.

Restoration Retirement Plan

The amendments provide that:

          (i)  distributions to key employees must be delayed until at least six
               months  after  a  separation  from  service   termination  event,
               including retirement, but excluding death; and

          (ii) acceleration of payments is generally prohibited.

Management Change-in-Control Plan

The amendment provides that distributions to key employees must be delayed until at least six months after a separation from service termination event, including retirement, but excluding death.

Deferred Compensation Plan for Directors

The amendments provide that no changes in the form of distribution of awards (lump sum versus annual installments) are allowed on amounts deferred after December 31, 2004.

The Deferred Compensation Plan for Board of Directors--Method of Payment Agreement is filed as Exhibit 10(ii) to this Current Report on Form 8-K.

Non-Employee Director Stock Unit Plan (the "Unit Plan")

The amendments:

          (i) provide that the initial payment method election must be made within 30 days after an individual becomes a participant in the Unit Plan;

          (ii) provide that no changes in the form of distribution (lump sum versus annual installments) are allowed on amounts deferred after December 31, 2004;

          (iii)increase the annual grant of deferred stock units to be granted under the Unit Plan from 350 to 1,200 stock units, effective January 1, 2005; and

          (iv) discontinue the matching program for units acquired under the Unit Plan.

The Progress  Energy,  Inc.  Non-Employee  Director  Stock Unit Plan is filed as
Exhibit 10(iii) to this Current Report on Form 8-K.

This combined report contains forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. The matters discussed throughout this document that are not historical facts are forward-looking and, accordingly, involve estimates, projections, goals, forecasts, assumptions, risks and uncertainties that could cause actual results or outcomes to differ materially from those expressed in the forward-looking statements.

Any forward-looking statement speaks only as of the date on which such statement is made, and neither the Company, Florida Progress Corporation, Carolina Power & Light Company d/b/a Progress Energy Carolinas, Inc. nor Florida Power Corporation d/b/a Progress Energy Florida, Inc. undertakes any obligation to update any forward-looking statement or statements to reflect events or circumstances after the date on which such statement is made.


Section 9 - Financial Statement and Exhibits

Item 9.01 Financial Statements and Exhibits

(c) Exhibits

10(i) Amended Management Incentive Compensation Plan of Progress Energy, as amended January 1, 2005.

10(ii) Deferred Compensation Plan for Board of Directors-Method of Payment Agreement.

10(iii) Progress Energy, Inc. Non-Employee Director Stock Unit Plan.



                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.



                                 PROGRESS ENERGY, INC.,
                                 FLORIDA PROGRESS CORPORATION,
                                 CAROLINA POWER & LIGHT COMPANY
                                 d/b/a PROGRESS ENERGY CAROLINAS, INC. and
                                 FLORIDA POWER CORPORATION
                                 d/b/a PROGRESS ENERGY FLORIDA, INC.
                                 ------------------------------------
                                 Registrants


                                 By:  /s/ Geoffrey S. Chatas
                                      ----------------------
                                      Geoffrey S. Chatas
                                      Executive Vice President and
                                      Chief Financial Officer




Date: December 13, 2004